UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 7, 2015

EMPIRE RESORTS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-12522	13-3714474
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Monticello Casino and Raceway, 204 State Route 17B, P.O. Box 5013, Monticello, NY	12701
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (845) 807-0001

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 30, 2015, Empire Resorts, Inc. (the “Company”) entered into Amendment No. 2 (collectively, the “Employment Agreement Amendments”) to the Employment Agreements (collectively the “Employment Agreements”) of each of Joseph A. D’Amato, the Chief Executive Officer (“D’Amato”), Laurette J. Pitts, the Executive Vice President, Chief Operating Officer and Chief Financial Officer (“Pitts”), Charles A. Degliomini, the Executive Vice President (“Degliomini”) and Nanette L. Horner, the Executive Vice President, Chief Counsel and Chief Compliance Officer of the Company (“Horner” and, together with D’Amato, Pitts and Degliomini, the “Executives”). The Employment Agreement Amendments extended the termination date of the Employment Agreements from December 31, 2015 to December 31, 2016. Furthermore, the Employment Agreement Amendments provide that the termination date of the Employment Agreements shall be automatically extended for each Executive to December 31, 2018 (as so extended, the “Extended Term”) if the Company is granted a gaming facility license (a “Gaming License”) by the New York State Gaming Commission (the “NYSGC”) with respect to the Montreign Resort Casino (the “Casino Project”).

In addition, Mr. D’Amato’s Employment Agreement Amendment provided that, beginning on the date on which the Company is awarded a Gaming License by the NYSGC, and until the earlier of (i) the expiration of the Extended Term or the completion of the Casino Project, the Company shall provide Mr. D’Amato with furnished housing in Sullivan County, New York, that is mutually agreeable to the Company and Mr. D’Amato.

This summary description is qualified in its entirety by reference to the actual Employment Agreement Amendments, which are filed as Exhibits 10.1 through 10.4 to this Form 8-K and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Amendment No. 2 to Employment Agreement by and between Empire Resorts, Inc. and Joseph A. D’Amato, dated June 30, 2015

10.2	Amendment No. 2 to Employment Agreement by and between Empire Resorts, Inc. and Laurette J. Pitts, dated June 30, 2015

10.3	Amendment No. 2 to Employment Agreement by and between Empire Resorts, Inc. and Charles A. Degliomini, dated June 30, 2015

10.4	Amendment No. 2 to Employment Agreement by and between Empire Resorts, Inc. and Nanette L. Horner, dated June 30, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 7, 2015

EMPIRE RESORTS, INC.

By:	/s/ Joseph A. D’Amato
Name:	Joseph A. D’Amato
Title:	Chief Executive Officer

Exhibit Index

10.1	Amendment No. 2 to Employment Agreement by and between Empire Resorts, Inc. and Joseph A. D’Amato, dated June 30, 2015

10.2	Amendment No. 2 to Employment Agreement by and between Empire Resorts, Inc. and Laurette J. Pitts, dated June 30, 2015

10.3	Amendment No. 2 to Employment Agreement by and between Empire Resorts, Inc. and Charles A. Degliomini, dated June 30, 2015

10.4	Amendment No. 2 to Employment Agreement by and between Empire Resorts, Inc. and Nanette L. Horner, dated June 30, 2015